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                       SUPPLEMENT DATED FEBRUARY 9, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

This supplement describes a change to the American Forerunner Series variable annuity contracts (the "Contracts") issued by New England Life Insurance Company ("we" or "our").

Effective February 9, 2004, we offer two different versions of the Guaranteed Minimum Income Benefit (the "GMIB"), only one of which will be offered in any particular state. If approved in your state, Version II of the GMIB will be available. Otherwise, Version I, which is the version of the GMIB described in your current Prospectus, will be offered. The GMIB may also be known as the "Predictor" in sales literature and advertising.

The following paragraphs describe Version II of the GMIB. For information on Version I, please consult the disclosure on the GMIB in your Prospectus.

                         DESCRIPTION OF GMIB VERSION II

The GMIB is designed to provide you with a predictable level of future income (for life) regardless of investment performance or actual Contract Value. The GMIB does not establish or guarantee a Contract Value or a minimum return for any subaccount. The GMIB provides a minimum guaranteed lifetime fixed income benefit in the form of a fixed monthly annuity payment. The amount of the benefit is determined by applying the Income Base at the time you exercise the rider to the GMIB Annuity Table specified in the GMIB rider. The amount of lifetime income that the GMIB guarantees may be less than the amount of income that would be provided by applying your Contract Value on your Annuity Date to then-current annuity purchase rates.

The GMIB may be exercised after a 10 year waiting period, and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30 day period following the Contract Anniversary on or following the Contract Owner's 85(th) birthday. The GMIB is only available for Contract Owners up through age 75, and you must elect the GMIB on your Contract application. This election is irrevocable. If you purchase the GMIB, we will deduct an additional charge of 0.50% of the Income Base (see below) each year in arrears.

The Income Base is the greater of (a) or (b) below.

     (a)  Highest Anniversary Value:  On the Issue Date, the Highest Anniversary
          -------------------------
          Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner's 81(st) birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     (b)  Annual Increase Amount:  On the Issue Date, the Annual Increase Amount
          ----------------------
          is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issue the Contract.) Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

        (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract
             Anniversary immediately on or following the Contract Owner's 85(th) birthday; and
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        (ii)  is Withdrawal Adjustments accumulated at the Annual Increase Rate.
              Withdrawal Adjustments in a Contract Year are determined according to (1) or (2) as defined below:

             (1) The Withdrawal Adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that withdrawal (including any applicable Withdrawal Charge); or

             (2) If total withdrawals in a Contract Year are 5% or less of the Annual Increase Amount on the issue date or on the previous Contract Anniversary, if later, and if these withdrawals are paid to you (or the Annuitant if the contract is owned by a non-natural person) or other payee we agree to, the total Withdrawal Adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These Withdrawal Adjustments will replace the Withdrawal Adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

In determining GMIB annuity payments, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any Premium and Other Taxes that may apply will be deducted from the Income Base.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner's 81(st) birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary on or following the Contract Owner's 85(th) birthday, except that it is increased for each subsequent purchase payment and reduced by the Withdrawal Adjustments as described in (b)(ii) above, where the Annual Increase Rate is 0%.

THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS, IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE RIDER CHARGE, AND DOES NOT REFLECT A GUARANTEED RETURN ON YOUR CONTRACT VALUE.

OWNERSHIP

If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the Income Base and GMIB Payment. If Joint Owners are named, the age of the older will be used to determine the Income Base and GMIB annuity payments.

GMIB ANNUITY TABLE

The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per year. The rate applied will depend upon the Annuity Option elected and the Attained Age and sex of the Annuitant and Joint Annuitant, if applicable.

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EXERCISING THE GMIB RIDER

If you exercise the GMIB Rider, you must elect to receive annuity payments under one of the following Fixed Annuity Options:

     (1) Life Annuity with 10 Years of Annuity Payments Guaranteed. For annuitization ages over 79, the guaranteed component of the life annuity is reduced as follows:

--------------------------------------------------------------------
      AGE AT ANNUITIZATION                 GUARANTEE PERIOD
--------------------------------------------------------------------
               80                                  9
--------------------------------------------------------------------
               81                                  8
--------------------------------------------------------------------
               82                                  7
--------------------------------------------------------------------
               83                                  6
--------------------------------------------------------------------
            84 and 85                              5
--------------------------------------------------------------------

     (2) Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed

These Options are set forth in the Contract and the GMIB Rider.

If you exercise the GMIB Rider, your annuity payments will be the greater of:

     - the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, and

     - the annuity payment determined for the same annuity option in accordance with the base contract. (See "ANNUITY PAYMENTS -- Amount of Annuity Payments.")

Partial annuitizations are not permitted under the GMIB Rider. Also, you may only elect an Annuity Date that is within 30 days following any Contract Anniversary and after the expiration of the Waiting Period. The Waiting Period is ten (10) Contract Years from the Issue Date.

If you take a full withdrawal of your Contract Value, your Contract is terminated because it is inactive, or your Contract lapses and if there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination, or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable Withdrawal Adjustment that was taken on account of the withdrawal, termination, or lapse that resulted in a zero Contract Value.

If you choose not to receive Annuity Payments as guaranteed under the Rider, you may elect any of the Annuity Options available under the Contract.

GMIB RIDER CHARGE

Rider charges are 0.50% of the Income Base at the time the charge is assessed. The charge is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. The charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary up to and including the anniversary on or immediately preceding the date the Rider is exercised. Upon full withdrawal, full annuitization, or partial annuitization of your Contract Value, a pro rata portion of the Rider charge will be assessed.

The Rider charge will result in the cancellation of Accumulation Units from each applicable subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account in the ratio the Contract Value in a subaccount and/or the Fixed Account bears to the total Contract Value.

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TERMINATION PROVISIONS

The GMIB Rider will terminate upon the earliest of:

     a) The 30(th) day following the Contract Anniversary on or following your 85(th) birthday;

     b)  The date you make a complete withdrawal of your Contract Value;

     c) The date you elect to receive Annuity Payments under the Contract and you do not elect to receive Annuity Payments under the GMIB Rider;

     d) Death of the Contract Owner or Joint Owner (unless the spouse (aged 84 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract; or

     e) A change for any reason of the Contract Owner, Joint Owner or Annuitant if a non-natural person owns the Contract.

GMIB AND QUALIFIED CONTRACTS

The GMIB may have limited usefulness in connection with a qualified contract, such as an IRA (See Federal Income Tax Considerations -- Taxation of Qualified Contracts), in circumstances where the owner is planning to exercise the GMIB on a date later than the beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract will have the effect of reducing the Income Base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of Annuity Payments under the GMIB. You should consult your tax advisor.

EXAMPLES

The purpose of these examples is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the Eligible Funds. The examples do not reflect the deduction of fees and charges.

(1)  The 5% Compounding Income Base

      Determining a value upon which future income payments will be based
      -------------------------------------------------------------------

     Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 5% Compounding Income Base, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per annum, until the Contract Anniversary on or following the Contract Owner's 85(th) birthday. The 5% Compounding Income Base is also adjusted for any withdrawals (including any applicable

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     Withdrawal Charge) made during this period. The 5% Compounding Income Base line is the value upon which future income payments can be based.

                       (5% COMPOUNDING INCOME BASE CHART)

      Determining your guaranteed lifetime income stream
      --------------------------------------------------

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Compounding Income Base is higher than the Contract Value and will produce a higher income benefit. Accordingly, the 5% Compounding Income Base will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

 (10-YEAR WAITING PERIOD WITH 5% COMPOUNDING INCOME BASE AND ANNUITY INCOME FOR
                                  LIFE CHART)

(2)  The Highest Anniversary Value Income Base

      Determining a value upon which future income payments will be based
      -------------------------------------------------------------------

     Prior to annuitization, the Highest Anniversary Value Income Base begins to lock in growth. The Highest Anniversary Value Income Base is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value Income Base. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81(st) birthday. The Highest Anniversary Value Income Base also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments

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     made. The Highest Anniversary Value Income Base line is the value upon which future income payments can be based.

                 (HIGHEST ANNIVERSARY VALUE INCOME BASE CHART)

      Determining your guaranteed lifetime income stream
      --------------------------------------------------

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value Income Base is higher than the Contract Value. Accordingly, the Highest Anniversary Value Income Base will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

 (10-YEAR WAITING PERIOD WITH HIGHEST ANNIVERSARY VALUE INCOME BASE AND ANNUITY
                             INCOME FOR LIFE CHART)

(3)  Putting It All Together

     Prior to annuitization, the two Income Bases (the 5% Compounding Income Base and the Highest Anniversary Value Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Income Bases and the Contract Value will stop accruing. Also, the GMIB Rider may only be exercised no later than the Contract

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     Anniversary on or following the Contract Owner's 85(th) birthday, after a
     10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

   (10-YEAR WAITING PERIOD WITH HIGHEST ANNIVERSARY VALUE INCOME BASE AND 5%
                         COMPOUNDING INCOME BASE CHART)

     With the GMIB Rider, the two Income Bases are applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Contract Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Contract Value would provide greater income than would the amount provided under the GMIB Rider, you will have paid for the GMIB Rider although it was never used.

   (10-YEAR WAITING PERIOD WITH HIGHEST ANNIVERSARY VALUE INCOME BASE AND 5%
          COMPOUNDING INCOME BASE WITH ANNUITY INCOME FOR LIFE CHART)

                                 *     *     *

     Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact your Financial Advisor or New England Life Insurance Company at 800-435-4117.

                       THIS SUPPLEMENT SHOULD BE READ AND
                         RETAINED FOR FUTURE REFERENCE.

501 BOYLSTON STREET                                                   TELEPHONE:
BOSTON, MASSACHUSETTS 02116                                         800-435-4117

AFSGMIB (20504)
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